SUPPLEMENT DATED SEPTEMBER 29, 2011 TO THE PROSPECTUS DATED AUGUST 1, 2011

On page 12 of the Prospectus for the Merk Asian Currency Fund, the Average Annual Total Returns Table is replaced with the following:

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	Life of Fund
		(4/1/2008)
Institutional Shares – Return Before Taxes(1)	3.09%	(0.21)%
Investor Shares - Return Before Taxes	2.89%	(0.28)%
Investor Shares - Return After Taxes on Distributions	2.60%	(0.43)%
Investor Shares - Return After Taxes on Distributions and Sale of Fund Shares	1.87%	(0.32)%
Citigroup 3-Month U.S. T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	0.50%

(1) For Institutional Shares, performance for the periods are blended average annual returns which include the returns of Investor Shares prior to April 1, 2010, the commencement of operations of Institutional Shares.

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PLEASE RETAIN FOR FUTURE REFERENCE.